UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2003

PTEK HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-27778	59-3074176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Rd., NE, Suite 700, Atlanta, GA 30326

(Addresses of Principal Executive Offices, including Zip Code)

(404) 262-8400

(Registrant’s Telephone Number, including Area Code)

Item 9. Regulation FD Disclosure

On August 12, 2003, Ptek Holdings, Inc. issued a press release announcing the closing of its unregistered offering of $75.0 million of 5.0% convertible subordinated notes due 2008. A copy of the press release issued pursuant to Rule 135c of the Securities Act of 1933, as amended, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, this information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated August 12, 2003, announcing the closing of Ptek’s unregistered offering of convertible subordinated notes.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTEK HOLDINGS, INC.

/s/ William E. Franklin
William E. Franklin Executive Vice President and Chief Financial Officer (principal financial and accounting officer)
Date:	August 12, 2003

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated August 12, 2003, announcing the closing of Ptek’s unregistered offering of convertible subordinated notes.